UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2011
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Brokered Foreign Private Placement

On July 13, 2011 Canyon Copper Corp. (the “Company”) issued 2,164,071 units at a price of CDN $0.35 per unit for total proceeds of CDN $757,424.85 (the “Brokered Foreign Private Placement”). MGI Securities Inc. acted as lead agent for the Brokered Foreign Private Placement. The issuance was completed pursuant to the provisions of Regulation S of the Securities Act of 1933 (the “Act”). The Company did not engage in a distribution of this offering in the United States. Each of the subscribers represented that they were not a US person as defined in Regulation S of the Act and that they were not acquiring the shares for the account or benefit of a US person.

Each unit consists of one share of the Company’s common stock and one-half of one non-transferable share purchase warrant, with each whole warrant entitling the holder to purchase an additional share of the Company at a price of CDN $0.50 per share until January 13, 2013. Subject to the terms and conditions of the warrants, the Company may accelerate the expiry date of the warrants if the Company’s shares close at a price equal to or greater than CDN $0.60 for 10 consecutive trading days. If the Company elects to exercise its accelerated expiry date, the accelerated expiry date will be 30 days after the Company sends out the notice of acceleration.

Non-Brokered Foreign Private Placement

The Company also issued 857,142 units at a price of CDN $0.35 for gross proceeds of CDN $300,000 to a company owned by Anthony Harvey, Chairman, CEO and a director of the Company. The units issued under the non-brokered foreign private placement are on the same terms as those issued under the Brokered Foreign Private Placement. This issuance was completed pursuant to the provisions of Regulation S of the Act. The Company did not engage in a distribution of this offering in the United States. The subscriber represented that it was not a US person as defined in Regulation S of the Act and that it was not acquiring the shares for the account or benefit of a US person.

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

News Release dated July 18, 2011

Attached as Exhibit 99.2 to this report, and incorporated by reference herein, is a news release issued by the Company on July 18, 2011. The news release announces that the Company’s shares of common stock have commenced trading on the TSX Venture Exchange under the symbol “CNC”.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	News Release dated July 15, 2011.
99.2	News Release dated July 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.
Date: July 18, 2011
	By:	/s/ Anthony Harvey
Anthony Harvey
Chief Executive Officer